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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 7, 1997


                         FIRST UNITED BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



         ARKANSAS                     0-11916                 71-0538646
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)         Identification Number)


MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS                 71730
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (870) 863-3181






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ITEM 5.  OTHER EVENTS.

         On September 2, 1997, First United Bancshares, Inc., El Dorado, Arkansas ("First United"), acquired by merger which became effective on September 3, 1997 all of the issued and outstanding common stock of Fredonia Bancshares, Inc., Nacogdoches, Texas ("Fredonia"), pursuant to the Agreement and Plan of Reorganization, dated April 25, 1997 ("Agreement"), whereby First United acquired 472,342 shares of common stock of Fredonia in exchange for the issuance of 1,599,807 shares of First United common stock and satisfied unexercised stock options of Fredonia common stock by issuing an additional 5,876 shares of First United common stock. The method of calculating the average sales price for determining fractional share payments and exchange ratio for options are fully described in First United's Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-30007 as filed with the Securities and Exchange Commission ("SEC") on June 25, 1997, and which became effective July 18, 1997. Furthermore, additional information regarding the consummation of the transaction can be found in the current report on Form 8-K filed by First United on September 16, 1997.

         The transaction was accounted for using the pooling of interest method and therefore certain trading restrictions were placed on the shares of common stock of First United held by affiliates of Fredonia received pursuant to the Agreement, said restrictions to be in place until the publication of certain financial data regarding 30 day post-merger combined operations of the constituent corporations. The following is a disclosure of the summary financial data of the combined operations of Fredonia and First United for the period ended October 3, 1997.


                         FIRST UNITED BANCSHARES, INC.
                                  SUMMARY DATA
                             MONTH ENDED OCTOBER 3

                          OCTOBER 3, 1997         OCTOBER 3, 1996
                          ---------------         ---------------
(thousands)

Total Assets                    1,842,653              1,758,273

Total Loans                       934,990                841,782

Total Deposits                  1,563,790              1,508,896

Total Equity                      184,950                165,986

Net Interest Income                 6,131                  5,537

Net Income                          2,049                  1,870





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       FIRST UNITED BANCSHARES, INC.
                                       (REGISTRANT)


                                       By /s/ John E. Burns
                                          -------------------------------------
                                          John E. Burns, Vice President and
                                          Chief Financial Officer


Date:  October 7, 1997






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